Exhibit 99.1

1 Global Sales & Marketing Product D e ve l o p m e n t Sourcing Ma nu f a c t u r i n g Fulfillment & Logistics INNOVATION AT LIGHT SPEED CORPORATE PRESENTATION NASDAQ: EDNT June 2019

Forward Looking Statements The information contained in this presentation has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any securities or to participate in any investment strategy and may not be used or relied upon in connection with any offer or sale of securities . Securities will be offered only to designated potential investors by means of definitive offering materials, which will contain important information regarding Edison Nation, Inc . and any such offering, including a description of important risk factors which every prospective investor should consider . This presentation may include “forward - looking statements . ” To the extent that the information in this presentation discusses financial projections, information, or expectations about Edison Nation, Inc . ’s business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward - looking . Such forward - looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes . ” Although Edison Nation, Inc . believes that the expectations reflected in these forward - looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward - looking statements . Forward - looking statements speak only as of the date of the document in which they are contained, and Edison Nation, Inc . does not undertake any duty to update any forward - looking statements or any other information in this presentation, except as may be required by law . You should understand that many important factors, in addition to those discussed elsewhere in this presentation, could cause Edison Nation, Inc . 's results to differ materially from those expressed in forward - looking statements . These factors include Edison Nation, Inc . 's competitive environment, its executive team, economic and other conditions in the markets in which Edison Nation, Inc . proposes to operate, governmental regulation of Edison Nation, Inc . 's proposed products and services, as well as the markets in which we propose to operate, uncertainties inherent in development of a new business model and testing the model, our further financing needs, and our ability to grow and manage our growth efficiently . Statements made in this presentation have not been fully evaluated or reviewed in any way by the United States Securities Exchange Commission, or any other similar government agency or regulatory body . The statements in this presentation are for educational, informational purposes only and not intended for consumers or vendors . This presentation contains estimates and projections regarding market and industry data (including competitive position) that were obtained from internal company surveys as well as third - party sources such as market research, consultant surveys, publicly available information, and industry publications and surveys . Third party industry publications, studies, and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but there is no guarantee of the accuracy or completeness of such data . While the Company reasonably believes that each of these publications, studies, and surveys has been prepared by a reputable source, neither the Company, nor any connected persons of the Company, or their respective agents, employees, or advisers has independently verified the data contained therein . Market and industry data are subject to change due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process, and other limitations and uncertainties inherent in any statistical survey, interpretation or presentation of market and industry data, and management's estimates and projections . In addition, projections are often wrong . As a result, you should be aware that market and industry data set forth herein, and estimates, projections and beliefs are (i) based on such data and (ii) relating to certain financial and performance metrics presented herein, may not be reliable . We have not independently verified any of the data from third - party sources or ascertained the underlying economic assumptions relied upon therein ; accordingly we cannot guarantee the accuracy or completeness of any such data . Similarly, internal surveys, which we believe to be reliable, are based upon management's knowledge of the industry as of the date of such surveys and have not been verified by any independent sources and are subject to change . As a result, we cannot guarantee the accuracy or completeness of any such information . Use of Projections and Management Estimates This presentation contains financial forecasts and management estimates with respect to Edison Nation, Inc . ’s projected revenues and Adjusted EBITDA, among other financial projections and estimates . Edison Nation, Inc . ’s independent registered public accounting firm, or its subsidiaries, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . These projections and estimates should not be relied upon as being necessarily indicative of future results . In this presentation, certain of the above - mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Edison Nation, Inc . , or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Use of Non - GAAP Financial Measures This presentation includes non - GAAP financial measures, including Adjusted EBITDA . Edison Nation, Inc . defines Adjusted EBITDA as EBITDA, further adjusted to eliminate the impact of certain non - recurring items and other items that we do not consider in our evaluation of our ongoing operating performance from period to period .. Reconciliation of these measures to the nearest comparable GAAP measures can be found elsewhere in this presentation . Except as otherwise noted, all references herein to full - year periods refer to Edison Nation, Inc . ’s fiscal year, which ends on December 31 . Edison, Nation, Inc . believes that these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the company’s financial condition and results of operations . Edison Nation, Inc . ’s management sometimes uses these non - GAAP measures to compare the company’s performance to that of prior periods for trend analyses and for budgeting and planning purposes . Edison Nation’ Inc . ’s management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . We have not reconciled the non - GAAP forward looking information to their corresponding GAAP measures because we do not provide guidance for the various reconciling items, such as provision for income taxes and depreciation and amortization, as certain items that impact these measures are out of our control or cannot be reasonably predicted without unreasonable efforts . You should review Edison Nation, Inc . ’s, financial statements, which will be included in Edison Nation, Inc . ’s periodic filings with the SEC, and not rely on any single financial measure to evaluate Edison Nation, Inc . ’s business . Other companies may calculate Adjusted EBITDA and other non - GAAP measures differently, and therefore Edison Nation, Inc . ’s Adjusted EBITDA and other non - GAAP measures may not be directly comparable to similarly titled measures of other companies . © 2019 , Edison Nation, Inc . All rights reserved . Market and Industry Data 1 Disclaimers

Company Summary & Recent Developments Company Summary • NASDAQ listed intellectual property and fully integrated consumer products company with three cored divisions: • Innovation – Unique Idea Submission Platform & Development of Intellectual Property ▪ Build and Launch – Product and Package Development ▪ Selling Division - Sale of branded products and custom products & packaging solutions • March Q1 2019 Gross Revenue of $5.7mn • Market Cap - $23.5mn based on approximately (6. 4mn shares outstanding as of June 3 rd , 2019) Recent Developments: • April 2018 - IPO raised $6.5M @ $5.00/share on Nasdaq • September 2018 - Acquisition of Strategic Partner - Edison Nation, LLC ▪ Consideration – approximately $950,000 cash, 990,000 shares of common stock and $1.4mn convertible debt • October 2018 - Acquisition of “Cloud b, Inc” a leading children’s sleep products company ( www.cloudb.com ) ▪ Consideration - 489,293 shares, earnout with fair market value of $520,000 ▪ ~$6.0mn 2018 Revenue, Gross Margin of 45% (proforma and unaudited) • Brand Launches during Six Months Ended May 2019: ▪ Goodie Gusher, Pirasta , 911 Help Now, SmarterSpecs , Trillion Trees and EcoQuest Growth Strategy: • Exploit/Monetize new Innovation Platform and media content to drive awareness • Increase in product launches • Use public currency to acquire brands 2 © 2019 Edison Nation, Inc. - Proprietary and Confidential.

Vertically integrated and full - service products and manufacturing company • Headquartered in New Jersey • Innovation Platform – Charlotte, NC (Intellectual Property and Media content) • Packaging & Manufacturing - New Jersey and Pennsylvania (60 year old legacy packaging business) • Sales & Marketing Functions - Orlando, FL (proximity to amusement parks) • Product Development & Warehouse - California (efficient logistics for Asia) • Product Sourcing – Hong Kong (efficient sourcing for Asia) Company Operations Overview 3 © 2019 Edison Nation, Inc. - Proprietary and Confidential.

Proprietary Edison Nation Inventor Platform: • A community of 140,000 innovators confidentially submit ideas via our online platform ( www.edisonnation.com ) ▪ EDNT then reviews, determines the IP value and then selects the best for development. • Revenue generation through member idea submission and program fees: $25 - $100 per submission 4 New Idea Submission Platform launched April 2019 LET’S MAKE A NEW PRODUCT SEARCH SUBMIT REVIEW PRESENTATION INNOVATION DELIVERED 1 2 3 4 5 6 Mobile app version expected to debut Summer 2019 © 2019 Edison Nation, Inc. - Proprietary and Confidential.

5 TV Show “Everyday Edisons ” The Return of the Emmy & Telly Award - Winning Show © 2019 Edison Nation, Inc. - Proprietary and Confidential.

Revenue Generation

EDISON NATION

Revenue from Idea Submission Platform:

- Licensing fees: match an innovator's intellectual property with category leaders (i.e. Black+Decker, Bed Bath & Beyond, etc.)
  - Innovator can earn up to 50% of licensing fee
- Product principals: provide innovators direct access to all of EDNT's resources to create & sell new products
  - Innovators may receive a licensing fee or a percentage of profits

Acquisition driven revenue:

- We acquire quality micro-brands that are accretive and take them to the next level
  - October 2018 - Acquisition of "Cloud b, Inc" a leading children's sleep products company (www.cloudb.com)
    - ~$6.0mn 2018 Revenue, Gross margin of 45% (proforma and unaudited)

cloud·b

Develop custom products and packaging solutions for well known partners:

- Disney, Marvel, Madison Square Garden & Universal Studios

Pirasta
FOR THE COLORFUL

Key Paths to Product Revenue:

- Direct-to-Consumer platforms - Amazon, Walmart.com, Kickstarter etc.
- Brick and Mortar
- B2B distribution

BEST PARTY CONCEPTS

Product categories: kitchenware, small appliances, toys, pet care, baby products, health & beauty aids, entertainment venue merchandise and housewares

© 2019 Edison Nation, Inc. - Proprietary and Confidential.

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7 Select Product Case Studies • Unlike typical medical alert systems that rely on call center middleman, The "911 Help Now" Pendant is a unique, wearable communicator that lets you speak to a 911 emergency responder with a single touch • EDNT has secured Audio America, a leading distributor of consumer electronics • Current purchase orders estimated in excess of $800,000 • Rollout of Goodie Gusher at Party City • 643 Party City Stores in the US and Canada • Each Party City store has stand alone display exclusive to Goodie Gusher’s product line © 2019 Edison Nation, Inc. - Proprietary and Confidential.

8 Select Partners and Customers © 2019 Edison Nation, Inc. - Proprietary and Confidential.

Highly Experienced Management Team 9 CHRISTOPHER B. FERGUSON PHILIP ANDERSON KEVIN J. FERGUSON BRUCE R. BENNETT Chief Financial Officer (Since August 2017) • Formally CFO, COPsync (NASDAQ:COYN) • Prior positions: ▪ CFO, Electronic Cigarettes (OTC:ECIG). ▪ Managing Partner, Pinnacle Fund , a hedge fund & family office investing in small to micro - cap public companies ▪ Director of research, SIAR Capital ▪ Sell - side research at C.E. Unterberg & Ladenburg Thalmann investment banks • Education: Bachelor s degree - Ithaca College & MBA - Hofstra University Board Director, President & Treasurer • Formally President, Ferguson Container • Prior positions: ▪ Head of Sales, Ferguson Container • Education: Bachelor Science / Business Administration - Villanova University Chairman & Chief Executive Officer • Formerly CEO, SRM & Ferguson Container • Prior positions: ▪ Co - founder & President Mercer Staffing ▪ Founder of The Florio Group , a private equity investment company ▪ Chief Financial Officer, Cabot Marsh Corporation • Education: Bachelors degree - Villanova University & Juris Doctor degree - Widener University School of Law Chief Product Officer • Formally President, SRM • Prior positions: ▪ Vice President, Sales & Marketing, SRM © 2019 Edison Nation, Inc. - Proprietary and Confidential.

FINANCIAL REVIEW © 2019 Edison Nation, Inc. - Proprietary and Confidential.

11 Revenue Overview 1. Management estimates reported in 8 - K dated April 1, 2019. • YoY revenue increase primarily attributable to addition of new customers as well as new products • Results do not include the impact on operations from the acquisitions of Edison Nation and Cloud b, except for activity September 4, 2018 (date of acquisition of Edison Nation) to December 31, 2018 and October 29 , 2018 to December 31, 2018 Cloud B. • Approximately $6.5M in gross proceeds from April 2018 IPO © 2019 Edison Nation, Inc. - Proprietary and Confidential. Adjusted EBITDA, a non - GAAP financial measure, excludes certain non - cash expenses (such as depreciation, amortization and stock - based compensation) and (ii) expenses that are not reflective of Edison Nation’s core operating results over time (such as restructuring costs, litigation or dispute settlement charges or gains, and transaction - related costs . USD $ in Millions Q1 2019 Q2 2018 Q4 2018 Revenue $5.7 $3.4 $4.8 Net Loss ($1.4) ($1.6) ($1.4) Adjusted EBITDA ($0.2) $0.3 ($0.4)

12 Capitalization table & ownership info: • Chris Ferguson (Chairman and CEO) holds a large equity stake Capitalization Table & Debt Detail © 2019 Edison Nation, Inc. - Proprietary and Confidential. Common Stock Summary Shares Own % Chrisopher B. Ferguson (Chariman & CEO) 1,773,950 26.4% Shares reserved for Edison Nation transaction 990,000 14.7% Kevin J. Ferguson (President & Treasurer) 312,500 4.7% Bruce Bennett (Chief Product Officer) 3,500 0.1% Phillip Anderson 3,000 0.0% John Marchese (Director) 2,000 0.0% Frank Jennings (Director) 1,300 0.0% Kevin O'Donnell (Director) 900 0.0% Louis Foreman (Director) 322,288 4.8% All Other Public Shareholders 3,303,492 49.2% Total Shares Outstanding 6,712,930 100.0% Options & Warrants Amount Strike Options 290,000 5.55$ Options to be issued to Board members 100,000 FMV Warrants 65,626 6.00$ Total Options & Warrants 455,626 5.63$

13 Optimize Selection Process 2 Increased number of product launches 3 Omni - Channel Sales Growth 4 Acquisition of promising products / micro - brands 5 1 Scale Idea Platform Leads Strategy Using Multiple Levers for Profitable Growth © 2019 Edison Nation, Inc. - Proprietary and Confidential.

Idea Submission & Selection Growth: • The Return of the Emmy & Telly Award - Winning Show “Everyday Edisons ” • Mobile app version of Idea Submission Platform to debut Summer 2019 • Optimization of Idea/Product Selection using Big Data Product Sales Growth: • 6 Product Launches per quarter • Sales growth via Omni - Channel approach • Growth in DTC sales via Ecommerce Sales and Platform Acquisition Opportunities: • Purchase of 1 - 3 brands per year Margin Expansion: • Achieve integration efficiencies post merger and brand acquisitions • Economies of scale through increased product launches 14 Detailed Growth Strategy © 2019 Edison Nation, Inc. - Proprietary and Confidential.

APPENDIX © 2019 Edison Nation, Inc. - Proprietary and Confidential.

EDISON NATION

Edison Nation Gives Back

Helping SuperKids Thrive Against the Odds

In 2014, EN's brand Cloud B partnered with MaxLove project, a nonprofit established to empower families fighting childhood cancers and life-threatening conditions. A portion of the sales from Cloud B's Super Max Turtle nightlight goes directly to the foundation.

This partnership also inspired the nonprofit Super Max & Bryce in Australia. This non-profit raises funds to purchase Super Max Turtles each year in order share love, hope, happiness and comfort with children in treatment for cancer across Australia and New Zealand.




Ripple
Effect

Ripple Effect is a new 2019 initiative to inspire generosity and create a ripple effect of kindness around the world.

It is a "Pay It Forward" concept where a token, from a wristband, with a special code on the back is shared. The goal is for the holder of the token to complete an act of kindness, then go to the RippleBugs.com to mark their act of kindness, location and code on a virtual map.

Once completed, they then pass the token to someone else and encourage them to continue the ripple effect of kindness. Participants can return to the website with their code to follow the acts of kindness inspired around the world by them.

The first 5,000 wristbands will be donated and portions of the succeeding proceeds will be donated to selected non-profits.

© 2019 Edison Nation, Inc. - Proprietary and Confidential.

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